UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-22920

The Advisors’ Inner Circle Fund III

(Exact name of registrant as specified in charter)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Address of principal executive offices) (Zip code)

Michael Beattie

C/O SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Name and address of agent for service)

Registrant’s telephone number, including area code: (877) 446-3863

Date of fiscal year end: September 30, 2017

Date of reporting period: September 30, 2017

Item 1.	Reports to Stockholders.

The Advisors’ Inner Circle Fund III

RWC Global Emerging Equity Fund

ANNUAL REPORT	September 30, 2017

Investment Adviser: RWC Asset Advisors (US) LLC

THE ADVISORS’ INNER CIRCLE FUND III	RWC GLOBAL EMERGING EQUITY FUND SEPTEMBER 30, 2017

TABLE OF CONTENTS

Shareholder Letter	1

Schedule of Investments	6

The Fund will file its complete schedule of investments with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q within sixty days after period end. The Fund’s Form N-Q will be available on the SEC’s website at http://www.sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to Fund securities, as well as information relating to how a Fund voted proxies relating to fund securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-855-RWC-FUND; and (ii) on the SEC’s website at http://www.sec.gov.

THE ADVISORS’ INNER CIRCLE FUND III	RWC GLOBAL EMERGING EQUITY FUND SEPTEMBER 30, 2017

LETTER TO SHAREHOLDERS (Unaudited)

Dear Shareholders:

Since the inception of the RWC Global Emerging Equity Fund on 30 December 2016, global equity markets have continued to appreciate. Positive macroeconomic data, strong company fundamentals and the probability of muted hikes in global interest rates led to the MSCI Emerging Markets Index appreciating +27.8% over the period, with developed markets up +17.3% (MSCI ACWI Index) and the RWC Global Emerging Equity Fund, Institutional Class Shares +31.3%. Although the price of oil suffered a decline during the second quarter of 2017, commodity prices have remained resilient implying that a cyclical recovery is well underway. The macroeconomic backdrop remains complementary to emerging markets with improving manufacturing and services data, relatively contained inflation and stable exchange rates. Despite the fluctuations of US bond yields emerging market equities have consistently appreciated, suggesting that the fears of tightening monetary policy may be overblown.

In Asia, the highest returns came from the large North Asian markets of South Korea, China and Taiwan. Despite geopolitical tensions, semiconductor exports and corporate investment have benefited the region in addition to the emergence of regulatory tightening of China’s property and financial sectors. Strong economic indicators, a strengthening of the Renminbi since the start of 2017 and constructive company specific data have resulted in a significant rally in Chinese equities. Rising industrial profits, Purchasing Managers’ Index (“PMIs”) and foreign exchange reserves in addition to falling ODI (Outward Direct Investment) and supply side reform have all been positive for the economy. In particular, our positions within the information technology and consumer discretionary sectors have benefited performance. Our off-index position in Hikvision, the world’s leading supplier of video surveillance products, appreciated +111% as the company continued to benefit from a fast-growing security surveillance industry in China. Brilliance, an automotive manufacturing company pioneering the rise of electric vehicles, rose +93% as the company benefited from its expansion in research and development. The new series 5 model has received good feedback and the company’s earnings results have been encouraging. Alibaba appreciated +97% due to improving internet penetration and the increasing monetization capability of its data driven ecosystem. India has risen markedly despite short-term economic headwinds such as demonetisation and the implementation of the Goods & Services Tax reform. Motherson Sumi, one of India’s largest automotive suppliers, was the top contributor rising +63%1.

Latin America was slightly subdued during the first half of the year as political instability in Brazil coupled with a decline in the oil price weighed on performance. Nonetheless, economic indicators suggest that the worst is over and since 30th June we have seen a +22.5% rally in the IBovespa Index. Industrial confidence has appreciated and undershooting inflation resulted in interest rate cuts for the eighth consecutive time to 8.25% at the beginning of September, bringing the country’s borrowing costs down to the lowest since 2013. Despite fiscal concerns, the Brazilian administration remains focused on reform with President Temer passing an

[1]	All return statistics given in USD terms.

THE ADVISORS’ INNER CIRCLE FUND III	RWC GLOBAL EMERGING EQUITY FUND SEPTEMBER 30, 2017

important labour market reform in early July. The outlook remains optimistic for other countries in Latin America with Chile benefiting from increased copper prices and Peru from higher infrastructure investment. Argentina rallied following the success of President Macri in the mid-term elections and the economy is seeing robust consumption growth. The main contributor to performance within our Latin America exposure was Brazil’s largest independent rail-based operator, Rumo. The stock has risen +102.3% since the beginning of the year. The company has been one of the main beneficiaries of Brazil’s higher industrial confidence and increased grain production in addition to greater transport capacity which will likely drive earnings before interest, tax, depreciation and amortization (“EBITDA”) growth for the coming years.

The EMEA region has seen a recovery during the year with Russia and South Africa now out of recession. Whilst the former struggled due to the low oil price in the first half of the year, Russia’s strong balance sheet, impressive fiscal and monetary discipline and flexible foreign exchange regime has brought stability to the economy. Private consumption should be a key driver of growth, benefiting from a tight labour market and low inflation. Whilst Russian banking giant, Sberbank, has been a strong performer, a sizeable portion of the Fund’s gains in the EMEA region have come from our exposure to the base metal, copper. KAZ Minerals, a leading copper mining company in Kazakhstan, has risen +135% due to improving company fundamentals and a substantial increase in the copper price year-to-date. The miner’s two recently commissioned projects, Aktogay and Bozshakol, are forecasted to increase production +30% compound annual growth rate (“CAGR”) in three years at a relatively low net cash cost. The copper price has appreciated partially due to constraints in medium term supply in addition to the likelihood of long-term structural demand. Supply limitations, such as decreasing ore grades in South America and increased capital mining intensity in addition to demand drivers, such as electric vehicles and low air conditioning penetration in emerging markets should be supportive of the price and have benefited our other copper holdings, such as First Quantum Minerals. In the Middle East, Saudi Arabia profited from MSCI’s intention to re-classify the country to Emerging Market status. The consolidation of the country’s leadership under Mohammed Bin Salman is encouraging and fiscal reforms are starting to bear fruit.

The outlook for the asset class is extremely optimistic as over each of the past 29 years the strongest performance has come between October and April, with the index appreciating 11.9% on average. China has been one of the best performing markets year-to-date and we believe this trend is likely to continue as increased private sector investment, the government’s regulatory stance and reform agenda, in addition to encouraging company fundamentals, should drive future growth. In Latin America, lower inflation, the prospect of improving fiscal conditions and the ambitious reform agendas of Presidents Temer and Macri are optimistic for the region. Higher commodity prices, rising capital investment and consumption growth will benefit the EMEA region, especially Russia. Overall the stars continue to align for emerging markets both in terms of macroeconomics and company fundamentals.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	RWC GLOBAL EMERGING EQUITY FUND SEPTEMBER 30, 2017

Definition of the Comparative Index

MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets.

MSCI ACWI Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets.

IBovespa Index is a gross total return index weighted by free float market cap and is comprised of the most liquid stocks traded on the Sao Paulo Stock Exchange.

The material represents the Adviser’s assessment of the portfolio and market environment at a specific point in time and should not be relied upon by the reader as research or investment advice regarding any stock.

Past performance is not a guarantee of future results. Investing involves risk, including possible loss of principal. International investments may involve risk of capital loss from unfavourable fluctuation in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations. Emerging markets involve heightened risks related to the same factors as well as increased volatility and lower trading volume.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	RWC GLOBAL EMERGING EQUITY FUND SEPTEMBER 30, 2017

Comparison of Change in the Value of a $10,000 Investment in the RWC Global Emerging Equity Fund, Institutional Class Shares versus the MSCI Emerging Markets Index.

TOTAL RETURN FOR THE PERIOD ENDED SEPTEMBER 30, 2017*
Cumulative Inception to Date
Institutional Class Shares	31.30%
Class I Shares†	0.77%
MSCI Emerging Markets Index	27.78%

* The RWC Global Emerging Equity Fund commenced operations on December 30, 2016.

† The graph is based on Institutional Class Shares only. Returns for Class I Shares are substantially similar to those of the Institutional Class Shares and differ only to the extent that Class I Shares have higher total annual fund operating expenses than Institutional Class Shares.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. The Fund’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

THE ADVISORS’ INNER CIRCLE FUND III	RWC GLOBAL EMERGING EQUITY FUND SEPTEMBER 30, 2017

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See definition of the comparative index on page 3.

THE ADVISORS’ INNER CIRCLE FUND III	RWC GLOBAL EMERGING EQUITY FUND SEPTEMBER 30, 2017

SECTOR WEIGHTINGS† (Unaudited):

†	Percentages based on total investments

SCHEDULE OF INVESTMENTS
COMMON STOCK — 81.6%
	Shares	Value
Argentina — 1.2%
Globant *	12,838	$514,419
Grupo Supervielle ADR	21,176	522,835

		1,037,254

Brazil — 7.8%
CCR	65,745	369,967
Petroleo Brasileiro ADR *	349,629	3,510,275
Rumo *	817,512	3,122,060

		7,002,302

China — 22.5%
Alibaba Group Holding ADR *	11,841	2,045,059
Angang Steel	2,202,836	1,943,173
Baidu ADR *	9,718	2,407,052
Brilliance China Automotive Holdings	1,190,996	3,171,638
China Everbright International	513,000	643,655
China National Building Material	3,041,000	2,106,317
CITIC Securities	871,000	1,915,805
Ctrip.com International ADR *	56,803	2,995,790
Semiconductor Manufacturing International *	748,000	844,657
SINA *	19,700	2,258,605

		20,331,751

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	RWC GLOBAL EMERGING EQUITY FUND SEPTEMBER 30, 2017

COMMON STOCK — continued
	Shares	Value
Egypt — 1.7%
Commercial International Bank Egypt GDR	340,590	$1,547,982

Ghana — 3.8%
Tullow Oil *	1,355,507	3,384,448

Greece — 3.1%
Eurobank Ergasias *	1,704,699	1,507,442
National Bank of Greece *	3,838,500	1,302,371

		2,809,813

Hungary — 0.8%
Wizz Air Holdings * (A)	17,770	682,095

India — 6.9%
Adani Ports & Special Economic Zone	193,400	1,115,485
Bharti Infratel	391,833	2,389,869
Mahindra & Mahindra Financial Services	214,200	1,352,195
Motherson Sumi Systems	192,800	992,926
Zee Entertainment Enterprises	44,800	356,713

		6,207,188

Indonesia — 1.9%
Bank Central Asia	603,287	909,253
United Tractors	338,900	805,167

		1,714,420

Kazakhstan — 2.0%
KAZ Minerals *	172,746	1,792,702

Panama — 0.2%
PriceSmart	2,200	196,350

Peru — 1.4%
Cia de Minas Buenaventura ADR	102,017	1,304,797

Philippines — 1.5%
BDO Unibank	345,200	888,151
PLDT	14,900	489,241

		1,377,392

Poland — 0.1%
Eurocash	11,210	118,808

Russia — 6.1%
Magnit PJSC GDR	49,287	2,018,303
Novolipetsk Steel PJSC GDR	29,546	672,172
Sberbank of Russia PJSC ADR	199,857	2,844,964

		5,535,439

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	RWC GLOBAL EMERGING EQUITY FUND SEPTEMBER 30, 2017

COMMON STOCK — continued
	Shares	Value
South Africa — 0.8%
Aspen Pharmacare Holdings	30,230	$679,691

South Korea — 7.3%
BGF retail	19,264	1,396,003
Hyundai Robotics *	5,860	2,179,561
ING Life Insurance Korea (A)	46,680	1,933,877
Samsung Engineering *	109,070	1,047,514

		6,556,955

Taiwan — 5.8%
Delta Electronics	140,000	720,222
Hota Industrial Manufacturing	352,022	1,660,043
Taiwan Semiconductor Manufacturing	241,200	1,722,062
Win Semiconductors	174,900	1,118,935

		5,221,262

United Arab Emirates — 2.5%
Emaar Properties PJSC	969,988	2,243,333

Zambia — 4.2%
First Quantum Minerals	338,304	3,789,741

TOTAL COMMON STOCK (Cost $70,041,788)		73,533,723

EQUITY-LINKED WARRANTS — 13.1%
China — 5.5%
Hangzhou Hikvision Digital, Expires 08/22/18	520,825	2,508,942
Hangzhou Hikvision Digital Technology, Expires 01/03/19	137,250	661,167
Wuliangye Yibin, Expires 04/05/21	45,800	394,927
Wuliangye Yibin, Expires 06/22/18	165,100	1,423,636

		4,988,672

India — 1.5%
Adani Ports & Special Economic Zone, Expires 06/18/18	13,000	74,872
Mahindra & Mahindra Financial Services, Expires 05/10/18	62,600	395,994
Mahindra & Mahindra Financial Services, Expires 11/26/18	52,100	329,573
Motherson Sumi Systems, Expires 05/10/18	8,367	43,077
Motherson Sumi Systems, Expires 09/09/21	52,278	269,153
Zee Entertainment Enterprises, Expires 09/07/21	13,800	110,060
Zee Entertainment Enterprises, Expires 05/10/18	10,200	81,349

		1,304,078

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	RWC GLOBAL EMERGING EQUITY FUND SEPTEMBER 30, 2017

EQUITY-LINKED WARRANTS — continued
	Shares	Value
Saudi Arabia — 4.6%
Al Tayyar Travel Group Holding, Expires 05/24/18	31,520	$289,689
Al Tayyar Travel Group Holding, Expires 03/05/18	58,900	541,330
National Commercial Bank, Expires 11/07/17	88,488	1,207,216
Savola Group, Expires 02/12/20	31,571	382,382
Savola Group, Expires 01/24/20	142,621	1,718,720

		4,139,337

Vietnam — 1.5%
Hoa Phat Group JSC, Expires 11/20/20	588,726	997,621
Hoa Phat Group JSC, Expires 03/29/19	213,480	365,405

		1,363,026

TOTAL EQUITY-LINKED WARRANTS (Cost $10,709,228)		11,795,113

PREFERRED STOCK — 3.6%
Colombia — 0.6%
Banco Davivienda, 2.856%	51,492	583,173

South Korea — 3.0%
Samsung Electronics, 1.358%	1,498	2,696,884

TOTAL PREFERRED STOCK (Cost $3,234,903)		$3,280,057

TOTAL INVESTMENTS — 98.3% (Cost $83,985,919)		$88,608,893

Percentages are based on Net Assets of $90,172,219.

*	Non-income producing security.
(A)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutions. On September 30, 2017, the value of these securities amounted to $2,615,972, representing 3% of the net assets of the Fund.

ADR	American Depositary Receipt
GDR	Global Depositary Receipt
JSC	Joint Stock Company
PJSC	Public Joint Stock Company

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	RWC GLOBAL EMERGING EQUITY FUND SEPTEMBER 30, 2017

STATEMENT OF ASSETS AND LIABILITIES

Assets:
Investments, at Value (Cost $83,985,919)	$88,608,893
Cash and Cash Equivalents	3,740,098
Foreign Currency, at Value (Cost $614,831)	614,831
Receivable for Investment Securities Sold	215,973
Receivable for Capital Shares Sold	54,957
Receivable from Adviser	11,702
Deferred Offering Costs (Note 2)	10,421
Dividend and Interest Receivable	9,913
Unrealized Appreciation on Foreign Spot Currency Contracts	265
Reclaim Receivable	60
Other Prepaid Expenses	26,242

Total Assets	93,293,355

Liabilities:
Payable for Investment Securities Purchased	3,041,563
Unrealized Depreciation on Foreign Spot Currency Contracts	353
Payable to Administrator	11,219
Chief Compliance Officer Fees Payable	1,478
Payable to Trustees	386
Other Accrued Expenses and Other Payables	66,137

Total Liabilities	3,121,136

Net Assets	$90,172,219

Net Assets Consist of:
Paid-in Capital	$84,317,662
Undistributed Net Investment Income	111,349
Accumulated Net Realized Gain on Investments and Foreign Currency Transactions	1,119,784
Net Unrealized Appreciation on Investments	4,622,974
Net Unrealized Appreciation on Foreign Currency Transactions and Translation of Other Assets and Liabilities Denominated in Foreign Currencies	450

Net Assets	$90,172,219

Institutional Class Shares:
Net Assets	$30,620,643
Outstanding Shares of beneficial interest (25,000,000 shares authorized)	2,332,093
Net Asset Value, Offering and Redemption Price Per Share - Institutional Class Shares	$13.13

Class I Shares:
Net Assets	$59,551,576
Outstanding Shares of beneficial interest (25,000,000 shares authorized)	4,536,924
Net Asset Value, Offering and Redemption Price Per Share - Class I Shares	$13.13

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	RWC GLOBAL EMERGING EQUITY FUND FOR THE PERIOD ENDED SEPTEMBER 30, 2017*

STATEMENT OF OPERATIONS

Investment Income:
Dividends	$286,975
Interest	2,874
Less: Foreign Taxes Withheld	(32,462)

Total Investment Income	257,387

Expenses:
Investment Advisory Fees (Note 5)	141,434
Administration Fees (Note 4)	94,437
Trustees’ Fees	11,658
Chief Compliance Officer Fees (Note 3)	4,410
Shareholder Serving Fees, Class I Shares (Note 4)	970
Professional Fees	53,150
Custodian Fees (Note 4)	50,063
Transfer Agent Fees (Note 4)	39,333
Offering Costs (Note 2)	30,469
Printing Fees	14,000
Registration and Filing Fees	10,966
Other Expenses	12,653

Total Expenses	463,543

Less:
Waiver of Investment Advisory Fees (Note 5)	(141,434)
Reimbursement from Adviser (Note 5)	(124,696)

Net Expenses	197,413

Net Investment Income	59,974

Net Realized Gain (Loss) on:
Investments	1,172,367
Foreign Currency Transactions	(1,208)

Net Realized Gain	1,171,159

Net Change in Unrealized Appreciation (Depreciation) on:
Investments	4,622,974
Foreign Currency Transactions and Translation of Other Assets and Liabilities Denominated in Foreign Currencies	450

Net Change in Unrealized Appreciation (Depreciation)	4,623,424

Net Realized and Unrealized Gain on Investments and Foreign Currency Transactions and Translation of Other Assets and Liabilities Denominated in Foreign Currencies	5,794,583

Net Increase in Net Assets Resulting from Operations	$5,854,557

* The Fund commenced operations on December 30, 2016.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	RWC GLOBAL EMERGING EQUITY FUND

STATEMENT OF CHANGES IN NET ASSETS

Period Ended September 30, 2017*
Operations:
Net Investment Income	$59,974
Net Realized Gain on Investments and Foreign Currency Transactions	1,171,159
Net Change in Unrealized Appreciation on Investments, Foreign Currency Transactions and Translation of Other Assets and Liabilities Denominated in Foreign Currencies	4,623,424

Net Increase in Net Assets Resulting From Operations	5,854,557

Capital Share Transactions:
Institutional Class Shares
Issued	26,325,434
Redeemed	(1,259,466)

Net Institutional Class Shares Transactions	25,065,968

Class I Shares^
Issued	59,251,747
Redeemed	(53)

Net Class I Shares Transactions	59,251,694

Net Increase in Net Assets From Capital Share Transactions	84,317,662

Total Increase in Net Assets	90,172,219

Net Assets:
Beginning of Period	—

End of Period (including Undistributed Net Investment Income of $111,349)	$90,172,219

Shares Transactions:
Institutional Class Shares
Issued	2,443,282
Redeemed	(111,189)

Total Institutional Class Shares Transactions	2,332,093

Class I Shares^
Issued	4,536,928
Redeemed	(4)

Total Class I Shares Transactions	4,536,924

Net Increase in Shares Outstanding From Share Transactions	6,869,017

* The Fund commenced operations on December 30, 2016.

^ Class I Shares commenced operations on September 8, 2017.

Amount designated as “–“ is zero or has been rounded to zero.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	RWC GLOBAL EMERGING EQUITY FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios

For a Share Outstanding Throughout the Period

Institutional Class Shares
	Period Ended September 30, 2017(1)
Net Asset Value, Beginning of Period	$10.00

Income (Loss) from Investment Operations:
Net Investment Income*	0.04
Net Realized and Unrealized Gain	3.09

Total from Investment Operations	3.13

Net Asset Value, End of Period	$13.13

Total Return†	31.30%

Ratios and Supplemental Data
Net Assets, End of Period (Thousands)	$30,621
Ratio of Expenses to Average Net Assets (Including Waivers and Reimbursements)	1.23%	††(2)
Ratio of Expenses to Average Net Assets (Excluding Waivers and Reimbursements)	2.95%	††
Ratio of Net Investment Income to Average Net Assets	0.42%	††
Portfolio Turnover Rate	47%	‡

*	Per share calculations were performed using average shares for the period.
†	Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
††	Annualized
‡	Portfolio turnover is for the period indicated and has not been annualized.
(1)	The Fund commenced operations on December 30, 2016.
(2)	Ratio reflects the impact of the initial low level of net assets associated with commencement of operations. Under normal asset levels, the ratio would have been 1.25%.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	RWC GLOBAL EMERGING EQUITY FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios

For a Share Outstanding Throughout the Period

Class I Shares^
	Period Ended September 30, 2017(1)
Net Asset Value, Beginning of Period	$13.03

Income (Loss) from Investment Operations:
Net Investment Loss*	(0.01)
Net Realized and Unrealized Gain	0.11

Total from Investment Operations	0.10

Net Asset Value, End of Period	$13.13

Total Return†	0.77%

Ratios and Supplemental Data
Net Assets, End of Period (Thousands)	$59,552
Ratio of Expenses to Average Net Assets (Including Waivers and Reimbursements)	1.37%	††(2)
Ratio of Expenses to Average Net Assets (Excluding Waivers and Reimbursements)	1.88%	††
Ratio of Net Investment Loss to Average Net Assets	(0.64)%	††
Portfolio Turnover Rate	47%	‡

*	Per share calculations were performed using average shares for the period.
†	Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
††	Annualized
‡	Portfolio turnover is for the period indicated and has not been annualized.
^	Class I Shares commenced operations on September 8, 2017.
(1)	The Fund commenced operations on December 30, 2016.
(2)	Ratio reflects the impact of the initial low level of net assets associated with commencement of operations. Under normal asset levels, the ratio would have been 1.40%.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	RWC GLOBAL EMERGING EQUITY FUND SEPTEMBER 30, 2017

NOTES TO FINANCIAL STATEMENTS

1. Organization:

The Advisors’ Inner Circle Fund III (the “Trust”) is organized as a Delaware statutory trust under a Declaration of Trust dated December 4, 2013. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company with 18 funds. The financial statements herein are those of the RWC Global Emerging Equity Fund (the “Fund”). The investment objective of the Fund is to seek long-term capital appreciation. The Fund is classified as a diversified investment company. RWC Asset Advisors (US) LLC serves as the Fund’s investment adviser (the “Adviser”). The Fund currently offers Class N Shares, Class I Shares and Institutional Class Shares. The Fund commenced operations on December 30, 2016. Class I Shares commenced operations on September 8, 2017. As of September 30, 2017, the only investors have been in the Institutional Class Shares and Class I Shares. The financial statements of the remaining funds of the Trust are presented separately. The assets of each fund are segregated, and a shareholder’s interest is limited to the fund in which shares are held.

2. Significant Accounting Policies:

The following is a summary of the Significant Accounting Policies followed by the Fund.

Use of Estimates — The Fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the fair value of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and such differences could be material.

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on an exchange or market (foreign or domestic) on which they are traded or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ official closing price will be used. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. Prices for most securities held in the Fund are

THE ADVISORS’ INNER CIRCLE FUND III	RWC GLOBAL EMERGING EQUITY FUND SEPTEMBER 30, 2017

provided daily by recognized independent pricing agents. If a security price cannot be obtained from an independent, third-party pricing agent, the Fund seeks to obtain a bid price from at least one independent broker.

Securities for which market prices are not “readily available” are valued in accordance with “Fair Value Procedures” established by the Fund’s Board of Trustees (the “Board”). The Fund’s Fair Value Procedures are implemented through a Fair Value Committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government imposed restrictions. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.

For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security’s last trade and the time at which the Fund calculates its net asset value. The closing prices of such securities may no longer reflect their market value at the time the Fund calculates its net asset value if an event that could materially affect the value of those securities (a “Significant Event”) has occurred between the time of the security’s last close and the time that the Fund calculates net asset value. A Significant Event may relate to a single issuer or to an entire market sector. If the Adviser of the Fund becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which the Fund calculates its net asset value, it may request that a Committee meeting be called.

In accordance with U.S. GAAP, the Fund discloses fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price).

Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the

THE ADVISORS’ INNER CIRCLE FUND III	RWC GLOBAL EMERGING EQUITY FUND SEPTEMBER 30, 2017

lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

•	Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

•	Level 2 — Other significant observable inputs (includes quoted prices for similar securities, interest rates, prepayment speeds, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in active markets, adjusted quoted prices on foreign equity securities that were adjusted in accordance with pricing procedures approved by the Board, etc.); and

•	Level 3 — Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

The following table summarizes the inputs used as of September 30, 2017, in valuing the Fund’s investments carried at value:

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock
Argentina	$1,037,254	$—	$—	$1,037,254
Brazil	7,002,302	—	—	7,002,302
China	20,331,751	—	—	20,331,751
Egypt	1,547,982	—	—	1,547,982
Ghana	3,384,448	—	—	3,384,448
Greece	2,809,813	—	—	2,809,813
Hungary	682,095	—	—	682,095
India	6,207,188	—	—	6,207,188
Indonesia	1,714,420	—	—	1,714,420
Kazakhstan	1,792,702	—	—	1,792,702
Panama	196,350	—	—	196,350
Peru	1,304,797	—	—	1,304,797
Philippines	1,377,392	—	—	1,377,392
Poland	118,808	—	—	118,808
Russia	5,535,439	—	—	5,535,439
South Africa	679,691	—	—	679,691

THE ADVISORS’ INNER CIRCLE FUND III	RWC GLOBAL EMERGING EQUITY FUND SEPTEMBER 30, 2017

Investments in Securities	Level 1	Level 2	Level 3	Total
South Korea	$6,556,955	$—	$—	$6,556,955
Taiwan	5,221,262	—	—	5,221,262
United Arab Emirates	—	2,243,333	—	2,243,333
Zambia	3,789,741	—	—	3,789,741

Total Common Stock	71,290,390	2,243,333	—	73,533,723
Equity-Linked Warrants
China	4,988,672	—	—	4,988,672
India	1,304,078	—	—	1,304,078
Saudi Arabia	4,139,337	—	—	4,139,337
Vietnam	1,363,026	—	—	1,363,026

Total Equity-Linked Warrants	11,795,113	—	—	11,795,113
Preferred Stock
Colombia	583,173	—	—	583,173
South Korea	2,696,884	—	—	2,696,884

Total Preferred Stock	3,280,057	—	—	3,280,057

Total Investments in Securities	$86,365,560	$2,243,333	$—	$88,608,893

For the period ended, securities with a total value of $2,243,333 transferred from Level 1 to Level 2 as a result of fair valuation of foreign securities. For the period ended September 30, 2017, there have been no transfers between Level 2 and Level 3 assets and liabilities. As of September 30, 2017, the Fund did not hold any Level 3 securities.

For the period ended September 30, 2017, there have been no significant changes to the Fund’s fair valuation methodology.

Federal Income Taxes — It is the Fund’s intention to qualify as a regulated investment company for Federal income tax purposes by complying with the appropriate provisions of Subchapter M of the Internal Revenue Code of 1986, as amended. Accordingly, no provisions for Federal income taxes have been made in the financial statements.

The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is “more-likely than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Fund did not

THE ADVISORS’ INNER CIRCLE FUND III	RWC GLOBAL EMERGING EQUITY FUND SEPTEMBER 30, 2017

record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., from commencement of operations, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of and during the period ended September 30, 2017, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year, the Fund did not incur any significant interest or penalties.

Security Transactions and Investment Income — Security transactions are accounted for on trade date. Costs used in determining realized gains and losses on the sale of investment securities are based on the specific identification method. Dividend income and expense are recorded on the ex-dividend date. Interest income is recognized on the accrual basis from settlement date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date.

Organization and Offering Costs — Offering costs for the Fund, including the cost of printing the initial prospectus and registration fees, are being amortized to expense over a twelve month period. As of September 30, 2017, the Fund had $10,421 remaining to be amortized.

Foreign Currency Translation — The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars on the date of valuation. The Fund does not isolate that portion of realized or unrealized gains and losses resulting from changes in the foreign exchange rate from fluctuations arising from changes in the market prices of the securities. These gains and losses are included in net realized and unrealized gains and losses on investments on the Statement of Operations. Net realized and unrealized gains and losses on foreign currency transactions represent net foreign exchange gains or losses from foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between trade and settlement dates on securities transactions and the difference between the amount of the investment income and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid.

THE ADVISORS’ INNER CIRCLE FUND III	RWC GLOBAL EMERGING EQUITY FUND SEPTEMBER 30, 2017

Cash Equivalents — Idle cash may be swept into various time deposit accounts and is classified as cash equivalents on the Statement of Assets and Liabilities. The Fund maintains cash in bank deposit accounts which, at times, may exceed United States federally insured limits. Amounts invested are available on the same business day.

Expenses — Most expenses of the Trust can be directly attributed to a particular fund. Expenses which cannot be directly attributed to a particular fund are apportioned among the funds of the Trust based on the number of funds and/or relative net assets.

Dividends and Distributions to Shareholders — The Fund distributes substantially all of its net investment income annually. Any net realized capital gains are distributed annually. All distributions are recorded on ex-dividend date.

Equity-Linked Warrants — The Fund may invest in equity-linked and index-linked warrants. Equity-linked warrants provide a way for investors to access markets where entry is difficult or costly. A Fund purchases the equity-linked and index-linked warrants from a broker, who in turn is expected to purchase shares in the local market and issue a call warrant hedged on the underlying holdings. If the Fund exercises its call and closes its position, the shares are expected to be sold and the warrant redeemed with the proceeds. Each warrant typically represents one share of the underlying stock or basket of stocks representing the index. Therefore, the price, performance and liquidity of the warrant are all linked to the underlying stock or index, less transaction costs. Equity-linked warrants are generally valued at the closing price of the underlying securities, then adjusted for stock dividends declared by the underlying securities. In addition to the market risk related to the underlying holdings, the Fund bears additional counterparty risk with respect to the issuing broker. A Fund may also purchase warrants, issued by banks and other financial institutions, whose values are based on the values from time to time of one or more securities indices.

Forward Foreign Currency Contracts — The Fund may enter into forward foreign currency contracts as hedges against either specific transactions, fund positions or anticipated fund positions. The Fund may also engage in currency transactions to enhance the Fund’s returns. All commitments are “marked-to-market” daily at the applicable foreign exchange rate, and any resulting unrealized gains or losses are recorded currently. The Fund realizes gains and losses at the time forward contracts are extinguished. Unrealized gains or losses on outstanding positions in forward foreign currency contracts held at the close of the period are recognized as ordinary income or loss for

THE ADVISORS’ INNER CIRCLE FUND III	RWC GLOBAL EMERGING EQUITY FUND SEPTEMBER 30, 2017

Federal income tax purposes. The Fund could be exposed to risk if the counterparties to the contracts are unable to meet the terms of the contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Finally, the risk exists that losses could exceed amounts disclosed on the Statements of Assets and Liabilities. There were no open forward foreign currency contracts as of September 30, 2017.

Classes — Class specific expenses are borne by that class of shares. Income, realized and unrealized gains (losses), and non-class specific expenses are allocated to the respective class on the basis of relative daily net assets.

3. Transactions with Affiliates:

Certain officers of the Trust are also employees of SEI Investments Global Funds Services (the “Administrator”), a wholly owned subsidiary of SEI Investments Company, and/or SEI Investments Distribution Co. (the “Distributor”). Such officers are paid no fees by the Trust, other than the Chief Compliance Officer (“CCO”) as described below, for serving as officers of the Trust.

The services provided by the (“CCO”) and his staff are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s advisors and service providers as required by SEC regulations. The CCO’s services and fees have been approved by and are reviewed by the Board.

4. Administration, Distribution, Shareholder Servicing, Custodian and Transfer Agent Agreements:

The Fund and the Administrator are parties to an Administration Agreement under which the Administrator provides administration services to the Fund. For these services, the Administrator is paid an asset based fee, which will vary depending on the number of share classes and the average daily net assets of the Fund. For the period ended September 30, 2017, the Fund paid $94,437 for these services.

The Fund has adopted the Distribution Plan (the “Plan”) for the Class N Shares. Under the Plan, the Distributor, or third parties that enter into agreements with the Distributor, may receive up to 0.25% of the Fund’s average daily net assets attributable to Class N Shares. Under the Plan, the Distributor may make payments pursuant to written agreements to financial institutions and intermediaries such as banks, savings and loan associations and insurance companies including, without limit, investment counselors, broker-dealers and the Distributor’s affiliates and subsidiaries (collectively, “Agents”) as compensation for services and reimbursement of expenses incurred in connection with distribution assistance. The Plan is characterized as a compensation plan since the distribution fee will be paid to the Distributor without regard to the distribution expenses incurred by the Distributor or

THE ADVISORS’ INNER CIRCLE FUND III	RWC GLOBAL EMERGING EQUITY FUND SEPTEMBER 30, 2017

the amount of payments made to other financial institutions and intermediaries. The Trust intends to operate the Plan in accordance with its terms and with the Financial Industry Regulatory Authority (“FINRA”) rules concerning sales charges. For the period ended September 30, 2017, no such fees were incurred.

The Fund has adopted a shareholder servicing plan (the “Service Plan”) under which a shareholder servicing fee of up to 0.15% of average daily net assets of the Class N Shares and Class I Shares of the Fund will be paid to other service providers. Certain brokers, dealers, banks, trust companies and other financial representatives receive compensation from the Fund for providing a variety of services, including record keeping and transaction processing. Such fees are based on the assets of the Fund that are serviced by the financial representative. Such fees are paid by the Fund to the extent that the number of accounts serviced by the financial representative multiplied by the account fee charged by the Fund’s transfer agent would not exceed the amount that would have been charged had the accounts serviced by the financial representative been registered directly through the transfer agent. All fees in excess of this calculated amount are paid by the Adviser. For the period ended September 30, 2017, the Fund paid $970 for these services.

Brown Brothers Harriman & Co. acts as custodian (the “Custodian”) for the Fund. The Custodian plays no role in determining the investment policies of the Fund or which securities are to be purchased or sold by the Fund. For the period ended September 30, 2017, the Fund paid $50,063 for these services.

DST Systems, Inc., serves as the transfer agent and dividend disbursing agent for the Fund under a transfer agency agreement with the Trust. For the period ended September 30, 2017, the Fund paid $39,333 for these services.

5. Investment Advisory Agreement:

Under the terms of an investment advisory agreement, the Adviser provides investment advisory services to the Fund at a fee computed daily at an annual rate of 0.90% of the Fund’s average daily net assets.

The Adviser has contractually agreed to reduce fees and reimburse expenses to the extent necessary to keep total annual fund operating expenses after fee reductions and/or expense reimbursements (excluding interest, taxes, brokerage commissions and other costs and expenses relating to the securities that are purchased and sold by the Fund, distribution fees, shareholder servicing fees, other expenditures which are capitalized in accordance with generally accepted accounting principles, acquired fund fee expenses and non-routine expenses) from exceeding 1.25% of the average daily net assets of each of the Fund’s share classes until January 31, 2018 (the “Expense Limitation”). The Adviser may recover all or a portion of its fee reductions or expense reimbursements, up to the expense cap in place at the time the expenses

THE ADVISORS’ INNER CIRCLE FUND III	RWC GLOBAL EMERGING EQUITY FUND SEPTEMBER 30, 2017

were waived, within a three-year period from the year in which it reduced its fee or reimbursed expenses if the Fund’s total annual fund operating expenses are below the Expense Limitation. This agreement may be terminated by the Board for any reason at any time, or by the Adviser, upon ninety (90) days’ prior written notice to the Trust, effective as of the close of business on January 31, 2018. As of September 30, 2017, the fees which were previously waived and reimbursed to the Fund by the Adviser which may be subject to possible future reimbursement, up to the expense cap in place at the time the expenses were waived and reimbursed to the Fund, to the Adviser were $266,130 expiring in 2020.

6. Investment Transactions:

For the period ended September 30, 2017, the Fund made purchases of $95,487,945 and sales of $12,677,321 in investment securities other than long-term U.S. Government and short-term securities. There were no purchases or sales of long-term U.S. Government securities.

7. Federal Tax Information:

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP. These differences are primarily due to differing book and tax treatments for foreign currency transactions and investments in passive foreign investment companies.

Accordingly, the following permanent differences that are primarily attributable to foreign currency gain (loss) and gains on passive foreign investment companies have been reclassified to (from) the following accounts:

Undistributed Net Investment Income	Accumulated Net Realized Loss
$51,375	$(51,375)

These reclassifications had no impact on the net assets or net values of the Fund.

As of September 30, 2017, the components of Distributable Earnings on a tax basis were as follows:

Undistributed Ordinary Income	$1,455,272
Unrealized Appreciation	4,388,864
Other Temporary Differences	10,421

Total Distributable Earnings	$5,854,557

THE ADVISORS’ INNER CIRCLE FUND III	RWC GLOBAL EMERGING EQUITY FUND SEPTEMBER 30, 2017

For Federal income tax purposes the difference between Federal tax cost and book cost primarily relates to wash sales which cannot be used for Federal income tax purposes in the current year and have been deferred for use in future years and passive foreign investment companies. The Federal tax cost and aggregate gross unrealized appreciation and depreciation for the investments held by the Fund at September 30, 2017, were as follows:

Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation
$84,220,029	$5,201,901	$(813,037)	$4,388,864

8. Other:

At September 30, 2017, the percentage of total shares outstanding, held by shareholders owning 10% or greater of the aggregate total shares outstanding, for each share class, which are comprised of individual shareholders and omnibus accounts that are held on behalf of various individual shareholders was as follows:

	No. of Shareholders	% Ownership

Institutional Class Shares	2	90%
Class I Shares	1	45%

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be established; however, based on experience, the risk of loss from such claim is considered remote.

9. Concentration of Risks:

As with all management investment companies, a shareholder of the Fund is subject to the risk that his or her investment could lose money. The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund’s net asset value (“NAV”) and ability to meet its investment objective.

Equity Risk – Since it purchases equity securities, the Fund is subject to the risk that stock prices may fall over short or extended periods of time. Historically, the equity market has moved in cycles, and the value of the Fund’s securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

THE ADVISORS’ INNER CIRCLE FUND III	RWC GLOBAL EMERGING EQUITY FUND SEPTEMBER 30, 2017

Foreign Company Risk – Investing in foreign companies, including direct investments and investments through depositary receipts, poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These risks will not necessarily affect the U.S. economy or similar issuers located in the U.S. Securities of foreign companies may not be registered with the U.S. Securities and Exchange Commission (the “SEC”) and foreign companies are generally not subject to the regulatory controls imposed on U.S. issuers and, as a consequence, there is generally less publicly available information about foreign securities than is available about domestic securities. Income from foreign securities owned by the Fund may be reduced by a withholding tax at the source, which tax would reduce income received from the securities comprising the portfolio. Foreign securities may also be more difficult to value than securities of U.S. issuers. While depositary receipts provide an alternative to directly purchasing the underlying foreign securities in their respective national markets and currencies, investments in depositary receipts continue to be subject to many of the risks associated with investing directly in foreign securities.

Foreign Currency Risk – As a result of the Fund’s investments in securities denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar or, in the case of hedged positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the Fund would be adversely affected.

10. Regulatory Matters:

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, final rules) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amended Regulation S-X and require standardized, enhanced disclosures about derivatives in investment company financial statements, as well as other amendments. As of August 1, 2017, management has implemented the amendments to Regulation S-X, which did not have a material impact on the Fund’s financial statements and related disclosures or impact the Fund’s net assets or results of operations.

11. Subsequent Events:

The Fund has evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no additional disclosures and/or adjustments were required to the financial statements as of September 30, 2017.

THE ADVISORS’ INNER CIRCLE FUND III	RWC GLOBAL EMERGING EQUITY FUND SEPTEMBER 30, 2017

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of

The Advisors’ Inner Circle Fund III and the Shareholders of

RWC Global Emerging Equity Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of RWC Global Emerging Equity Fund (one of the funds constituting The Advisors’ Inner Circle Fund III, hereafter referred to as the “Fund”) as of September 30, 2017, and the results of its operations, the changes in its net assets and the financial highlights for the period December 30, 2016 (commencement of operations) through September 30, 2017, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities as of September 30, 2017 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

November 28, 2017

NOTES

THE ADVISORS’ INNER CIRCLE FUND III	RWC GLOBAL EMERGING EQUITY FUND SEPTEMBER 30, 2017

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND III (Unaudited)

Set forth below are the names, years of birth, positions with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as Trustees and Officers of the Trust. Unless otherwise noted, the business address of each Trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks Pennsylvania 19456. Trustees who are deemed not to be “interested persons” of the Trust are referred to as “Independent Trustees.” Messrs. Nesher and Doran are Trustees who may be deemed to be “interested” persons of the

Name and Year of Birth	Position with Trust and Length of Time Served[1]	Principal Occupations in the Past Five Years
INTERESTED TRUSTEES 2 3
WILLIAM M. DORAN (Born: 1940)	Chairman of the Board of Trustees (Since 2014)	Self-Employed Consultant since 2003. Partner at Morgan, Lewis & Bockius LLP (law firm) from 1976 to 2003, counsel to the Trust, SEI Investments, SIMC, the Administrator and the Distributor.
INDEPENDENT TRUSTEES[3]
JON C. HUNT (Born: 1951)	Trustee (Since 2014)	Retired since 2013. Consultant to Management, Convergent Capital Management, LLC (“CCM”) from 2012 to 2013. Managing Director and Chief Operating Officer, CCM from 1998 to 2012.
THOMAS P. LEMKE (Born: 1954)	Trustee (Since 2014)	Retired since 2013. Executive Vice President and General Counsel, Legg Mason, Inc. from 2005 to 2013.
JAY C. NADEL (Born: 1958)	Trustee (Since 2016)	Self-Employed Consultant since 2004.
RANDALL S. YANKER (Born: 1960)	Trustee (Since 2014)	Co-Founder and Senior Partner, Alternative Asset Managers, L.P. since 2004.

1	Each Trustee shall hold office during the lifetime of this trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.
2	Denotes Trustees who may be deemed to be “interested” persons of the Fund as that term is defined in the 1940 Act by virtue of their affiliation with the Distributor and/or its affiliates.
3	Trustees oversee 18 funds in The Advisors’ Inner Circle Fund III.

THE ADVISORS’ INNER CIRCLE FUND III	RWC GLOBAL EMERGING EQUITY FUND SEPTEMBER 30, 2017

Trust as that term is defined in the 1940 Act by virtue of their affiliation with the Trust’s Distributor. The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-855-RWC-FUND. The following chart lists Trustees and Officers as of September 30, 2017.

Other Directorships Held in the Past Five Years[4]

Current Directorships: Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds, Schroder Series Trust, Schroder Global Series Trust, Winton Diversified Opportunities Fund (closed-end investment company), Gallery Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Director of SEI Investments (Europe), Limited, SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Asia), Limited, SEI Global Nominee Ltd., SEI Investments – Unit Trust Management (UK) Limited and SEI Investments Co. Director of the Distributor since 2003.

Former Directorships: Director of SEI Alpha Strategy Portfolios, LP to 2013. Trustee of O’Connor EQUUS (closed-end investment company) to 2016. Trustee of SEI Liquid Asset Trust to 2016.

Current Directorships: Trustee of City National Rochdale Funds, Schroder Series Trust, Schroder Global Series Trust, Winton Diversified Opportunities Fund (closed-end investment company) and Gallery Trust. Member of Independent Committee of Nuveen Commodities Asset Management.

Former Directorship: Trustee of O’Connor EQUUS (closed-end investment company) to 2016.

Current Directorships: Trustee of AXA Premier VIP Trust, Schroder Series Trust, Schroder Global Series Trust, Winton Diversified Opportunities Fund (closed-end investment company), Gallery Trust and JP Morgan Active ETFs.

Former Directorships: Trustee of Munder Funds to 2014. Trustee of Victory Funds to 2015. Trustee of O’Connor EQUUS (closed-end investment company) to 2016.

Current Directorships: Trustee of City National Rochdale Funds, Schroder Series Trust, Schroder Global Series Trust, Winton Diversified Opportunities Trust (closed-end investment company) and Gallery Trust. Director of Lapolla Industries, Inc.

Former Directorships: Trustee of Rochdale Investment Trust to 2013.

Current Directorships: Trustee of Schroder Series Trust, Schroder Global Series Trust, Winton Diversified Opportunities Fund (closed-end investment company) and Gallery Trust. Independent Non-Executive Director of HFA Holdings Limited.

Former Directorship: Trustee of O’Connor EQUUS (closed-end investment company) to 2016.

4	Directorships of Companies required to report to the securities and Exchange Commission under the Securities Exchange act of 1934 (i.e., “public companies”) or other investment companies under the 1940 act.

THE ADVISORS’ INNER CIRCLE FUND III	RWC GLOBAL EMERGING EQUITY FUND SEPTEMBER 30, 2017

Name and Year of Birth	Position with Trust and Length of Time Served	Principal Occupations in the Past Five Years
OFFICERS
MICHAEL BEATTIE (Born: 1965)	President (Since 2014)	Director of Client Service, SEI Investments Company, since 2004.
ROBERT A. NESHER (Born: 1946)	Vice Chairman (Since 2014)	SEI employee 1974 to present; currently performs various services on behalf of SEI Investments for which Mr. Nesher is compensated.
STEPHEN CONNORS (Born: 1984)	Treasurer, Controller and Chief Financial Officer (Since 2015)	Director, SEI Investments, Fund Accounting since December 2014. Audit Manager, Deloitte & Touche LLP, from 2011 to 2014. Audit Supervisor, BBD, LLP (formerly Briggs, Bunting & Dougherty, LLP), from 2007 to 2011.
DIANNE M. DESCOTEAUX (Born: 1977)	Vice President and Secretary (Since 2014)	Counsel at SEI Investments since 2010. Associate at Morgan, Lewis, & Bockius LLP from 2006 to 2010.

THE ADVISORS’ INNER CIRCLE FUND III	RWC GLOBAL EMERGING EQUITY FUND SEPTEMBER 30, 2017

Other Directorships Held in the Past Five Years

None.

None.
None.
None.

THE ADVISORS’ INNER CIRCLE FUND III	RWC GLOBAL EMERGING EQUITY FUND SEPTEMBER 30, 2017

Name and Year of Birth	Position with Trust and Length of Time Served	Principal Occupations in the Past Five Years
OFFICERS (continued)
RUSSELL EMERY (Born: 1962)	Chief Compliance Officer (Since 2014)	Chief Compliance Officer of SEI Structured Credit Fund, LP since June 2007. Chief Compliance Officer of SEI Alpha Strategy Portfolios, LP from June 2007 to September 2013. Chief Compliance Officer of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds, Schroder Series Trust, Schroder Global Series Trust, Winton Diversified Opportunities Fund (closed-end investment company), Gallery Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Daily Income Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Chief Compliance Officer of SEI Opportunity Fund, L.P. until 2010. Chief Compliance Officer of O’Connor EQUUS (closed-end investment company) to 2016. Chief Compliance Officer of SEI Liquid Asset Trust to 2016.
LISA WHITTAKER (Born: 1978)	Vice President and Assistant Secretary (Since 2014)	Attorney, SEI Investments Company (2012-present). Associate Counsel, The Glenmede Trust Company (2011-2012). Associate, Drinker Biddle & Reath LLP (2006-2011).
BRIDGET E. SUDALL (Born: 1980)	Privacy Officer (Since 2015) Anti-Money Laundering Officer (Since 2015)	Senior Associate and AML Officer, Morgan Stanley Alternative Investment Partners (2011-2015). Investor Services Team Lead, Morgan Stanley Alternative Investment Partners (2007-2011).

THE ADVISORS’ INNER CIRCLE FUND III	RWC GLOBAL EMERGING EQUITY FUND SEPTEMBER 30, 2017

Other Directorships Held in the Past Five Years

None.
None.
None.

THE ADVISORS’ INNER CIRCLE FUND III	RWC GLOBAL EMERGING EQUITY FUND SEPTEMBER 30, 2017

DISCLOSURE OF FUND EXPENSES (Unaudited)

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for Fund management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from the mutual fund’s gross income and directly reduce your final investment return. These expenses are expressed as a percentage of the mutual fund’s average net assets; this percentage is known as the mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period from April 1, 2017 to September 30, 2017.

The table on the next page illustrates your Fund’s costs in two ways:

• Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your ending starting account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

• Hypothetical 5% Return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expense Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

THE ADVISORS’ INNER CIRCLE FUND III	RWC GLOBAL EMERGING EQUITY FUND SEPTEMBER 30, 2017

Note: Because the return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown may not apply to your specific investment.

	Beginning Account Value 4/01/17	Ending Account Value 9/30/17	Annualized Expense Ratios	Expenses Paid During Period

RWC Global Emerging Equity Fund - Institutional Class Shares
Actual Portfolio Return	$1,000.00	$1,313.00	1.24%	$7.21	*

Hypothetical 5% Return	1,000.00	1,018.83	1.24	6.30	*

RWC Global Emerging Equity Fund - Class I Shares^
Actual Portfolio Return	$1,000.00	$1,007.70	1.37%	$0.83	**

Hypothetical 5% Return	1,000.00	1,018.20	1.37	6.93	*
*	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown).
**	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 22/365 (to reflect the period since inception to the period end September 30, 2017).
^	Commenced operations on September 8, 2017.

THE ADVISORS’ INNER CIRCLE FUND III	RWC GLOBAL EMERGING EQUITY FUND SEPTEMBER 30, 2017

APPROVAL OF INVESTMENT ADVISORY AGREEMENT

Pursuant to Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Fund’s advisory agreement (the “Agreement”) must be approved: (i) by a vote of a majority of the shareholders of the Fund; and (ii) by the vote of a majority of the members of the Board of Trustees (the “Board” or the “Trustees”) of The Advisors’ Inner Circle Fund III (the “Trust”) who are not parties to the Agreement or “interested persons” of any party thereto, as defined in the 1940 Act (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval.

A Board meeting was held on June 23, 2016 to decide whether to approve the Agreement for an initial two-year term. In preparation for the meeting, the Trustees requested that the Adviser furnish information necessary to evaluate the terms of the Agreement. The Trustees used this information, as well as other information that the Adviser and other service providers of the Fund presented or submitted to the Board at the meeting, to help them decide whether to approve the Agreement for an initial two-year term.

Specifically, the Board requested and received written materials from the Adviser and other service providers of the Fund regarding: (i) the nature, extent and quality of the services to be provided by the Adviser; (ii) the Adviser’s investment management personnel; (iii) the Adviser’s operations and financial condition; (iv) the Adviser’s brokerage practices (including any soft dollar arrangements) and investment strategies; (v) the Fund’s proposed advisory fee to be paid to the Adviser and overall fees and operating expenses compared with a peer group of mutual funds; (vi) the Adviser’s compliance program, including a description of material compliance matters and material compliance violations; (vii) the Adviser’s policies on and compliance procedures for personal securities transactions; (viii) the Adviser’s investment experience; (ix) the Adviser’s rationale for introducing the Fund as well as the Fund’s proposed objective and strategy; and (x) the Adviser’s performance in managing similar accounts.

Representatives from the Adviser, along with other Fund service providers, presented additional information and participated in question and answer sessions at the meeting to help the Trustees evaluate the Adviser’s services, fee and other aspects of the Agreement. The Independent Trustees received advice from independent counsel and met in executive session outside the presence of Fund management and the Adviser.

At the Board meeting, the Trustees, including all of the Independent Trustees, based on their evaluation of the information provided by the Adviser and other service providers of the Fund, approved the Agreement. In considering the approval of the Agreement, the Board considered various factors that they determined were relevant, including: (i) the nature, extent and quality of the services to be provided by the Adviser; and (ii) the fees to be paid to the Adviser, as discussed in further detail below.

Nature, Extent and Quality of Services Provided by the Adviser

In considering the nature, extent and quality of the services to be provided by the Adviser, the Board reviewed the portfolio management services to be provided by the Adviser to the Fund, including the quality and continuity of the Adviser’s portfolio management personnel, the resources of the Adviser, and the Adviser’s compliance history and compliance program. The

THE ADVISORS’ INNER CIRCLE FUND III	RWC GLOBAL EMERGING EQUITY FUND SEPTEMBER 30, 2017

Trustees reviewed the terms of the proposed Agreement. The Trustees also reviewed the Adviser’s proposed investment and risk management approaches for the Fund. The most recent investment adviser registration form (“Form ADV”) for the Adviser was provided to the Board, as was the response of the Adviser to a detailed series of questions which included, among other things, information about the investment advisory services provided by the Adviser to the Fund.

The Trustees also considered other services to be provided to the Fund by the Adviser such as selecting broker-dealers for executing portfolio transactions, monitoring adherence to the Fund’s investment restrictions, and monitoring compliance with various Fund policies and procedures and with applicable securities laws and regulations. Based on the factors above, as well as those discussed below, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of the services to be provided to the Fund by the Adviser would be satisfactory.

Costs of Advisory Services

In considering the advisory fee payable by the Fund to the Adviser, the Trustees reviewed, among other things, a report of the proposed advisory fee to be paid to the Adviser. The Trustees also reviewed reports prepared by the Fund’s administrator comparing the Fund’s net and gross expense ratios and advisory fees to those paid by a peer group of mutual funds as classified by Lipper, an independent provider of investment company data. The Trustees reviewed pro forma fee and expense information, as well as the management fees charged by the Adviser to other clients with comparable mandates. The Trustees considered any differences in management fees and took into account the respective demands, resources and complexity associated with the Fund and other client accounts as well as the extensive regulatory, compliance and tax regimes to which the Fund is subject. The Board concluded, within the context of its full deliberations, that the advisory fee was reasonable in light of the nature and quality of the services expected to be rendered by the Adviser. The Board also considered the Adviser’s commitment to managing the Fund and its willingness to enter into an expense limitation and fee waiver arrangement with the Fund.

Because the Fund was new and had not commenced operations, it did not yet have an investment performance record and it was not possible to determine the profitability that the Adviser might achieve with respect to the Fund or the extent to which economies of scale would be realized by the Adviser as the assets of the Fund grow. Accordingly, the Trustees did not make any conclusions regarding the Fund’s investment performance, the Adviser’s profitability, or the extent to which economies of scale would be realized by the Adviser as the assets of the Fund grow, but will do so during future considerations of the Agreement.

Approval of the Agreement

Based on the Board’s deliberations and its evaluation of the information described above and other factors and information it believed relevant in the exercise of its reasonable business judgment, the Board, including all of the Independent Trustees, with the assistance of Fund counsel and Independent Trustees’ counsel, unanimously concluded that the terms of the Agreement, including the fees to be paid thereunder, were fair and reasonable and agreed to approve the Agreement for an initial term of two years. In its deliberations, the Board did not

THE ADVISORS’ INNER CIRCLE FUND III	RWC GLOBAL EMERGING EQUITY FUND SEPTEMBER 30, 2017

identify any particular factor (or conclusion with respect thereto) or single piece of information that was all-important, controlling or determinative of its decision, but considered all of the factors together, and each Trustee may have attributed different weights to the various factors (and conclusions with respect thereto) and information.

THE ADVISORS’ INNER CIRCLE FUND III	RWC GLOBAL EMERGING EQUITY FUND SEPTEMBER 30, 2017

NOTICE TO SHAREHOLDERS (Unaudited)

For shareholders that do not have a September 30, 2017 tax year end, this notice is for informational purposes only. For shareholders with a September 30 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal period ended September 30, 2017, the Funds are designating the following items with regard to distributions paid during the period.

	Long Term Capital Gain Distribution	Ordinary Income Distributions	Total Distributions	Dividends Qualifying for Corporate Dividend Recievable Deduction (1)	Qualifying Dividend Income (2)	U.S. Government Interest (3)	Qualified Interest Income (4)	Qualified Short Term Capital Gain (5)
RWC Global Emerging Equity Fund	0.00%	100.00%	100.00%	0.02%	7.33%	0.00%	0.17%	0.00%

(1) Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of ordinary Income distributions (the total of short term capital gain and net investment income distributions).

(2) The percentage in this column represents the amount of “Qualifying Dividend Income” as created by the Jobs and Growth Relief Reconciliation Act of 2003 and is reflected as a percentage of ordinary income distributions (the total of short term capital gain and net investment income distributions). It is the intention of each of the aforementioned funds to designate the maximum amount permitted by law.

(3) “U.S. Government Interest represents the amount of interest that was derived from U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of total ordinary income distributions (the total of short term capital gain and net investment income distributions). Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for shareholders who are residents of California, Connecticut and New York, the statutory threshold requirements were not satisfied to permit exemption of these amounts from state income.

(4) The percentage in this column represents the amount of “Qualifying Interest Income” as created by the American Jobs Creation Act of 2004 and is a percentage of ordinary income distributions that are exempt from U.S. withholding tax when paid for foreign investors.

(5) The percentage in this column represents the amount of “Qualifying Short-Term Capital Gain” as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of short-term capital gain distributions that is exempt from U.S. withholding tax when paid to foreign investors.

The Fund intends to pass through a foreign tax credit to shareholders. For fiscal year ended 2017 the total amount of foreign source income is $286,969. The total amount of foreign tax paid is $32,462. Your allocable share of the foreign tax credit will be reported on Form 1099-DIV.

The information reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2017. Complete information will be computed and reported in conjunction with your 2017 Form 1099-DIV.

RWC Global Emerging Equity Fund

P.O. Box 219009

Kansas City, MO 64121-9009

1-855-RWC-FUND

Investment Adviser:

RWC Asset Advisors (US) LLC

2640 South Bayshore Drive, Suite 201

Miami, Florida 33133

Administrator:

SEI Investments Global Funds Services

One Freedom Valley Drive

Oaks, PA 19456

Distributor:

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, PA 19456

Legal Counsel:

Morgan, Lewis & Bockius LLP

1701 Market Street

Philadelphia, PA 19103

This information must be preceded or accompanied by a current prospectus for the Fund described.

RWC-AR-001-0100

Item 2.	Code of Ethics.

The Registrant (also referred to as the “Trust”) has adopted a code of ethics, dated October 2017, that applies to the Registrant’s principal executive officer, principal financial officer, controller or principal accounting officer, and any person who performs a similar function. There have been no amendments to or waivers granted to this code of ethics since this code of ethics was adopted.

Item 3.	Audit Committee Financial Expert.

(a)(1) The Registrant’s board of trustees has determined that the Registrant has at least one audit committee financial expert serving on the audit committee.

(a) (2) The Registrant’s audit committee financial experts are Thomas Lemke and Jay Nadel, and each of Mr. Lemke and Mr. Nadel is “independent” as that term is defined in Form N-CSR Item 3 (a)(2).

Item 4.	Principal Accountant Fees and Services.

Fees billed by Ernst & Young LLP (“EY”) related to the Advisors’ Inner Circle Fund III (the “Trust”).

EY billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:

		2017			2016
		All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a)	Audit Fees(1)	$56,975	N/A	N/A	$30,090	N/A	N/A
(b)	Audit-Related Fees	N/A	N/A	N/A	N/A	N/A	N/A
(c)	Tax Fees	N/A	N/A	N/A	N/A	N/A	N/A
(d)	All Other Fees	N/A	N/A	N/A	N/A	N/A	N/A

Fees billed by PricewaterhouseCoopers LLP (“PwC”) related to the Advisors’ Inner Circle Fund III (the “Trust”).

PwC billed the Trust aggregate fees for services rendered to the Trust for the two fiscal years as follows:

		2017			2016
		All fees and services to the Registrant that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a)	Audit Fees(1)	$335,100	$0	N/A	$238,400	$0	N/A
(b)	Audit-Related Fees	$0	$0	$0	$0	$0	$0
(c)	Tax Fees	$0	$0	$270,028	$0	$0	$225,000
(d)	All Other Fees	$0	$0	$14,003	$0	$0	$77,970

Notes:

(1)	Audit fees include amounts related to the audit of the Trust’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.

(e)(1)    The Trust’s Audit Committee has adopted and the Board of Trustees has ratified an Audit and Non-Audit Services Pre-Approval Policy (the “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor of the Funds may be pre-approved.

The Policy provides that all requests or applications for proposed services to be provided by the independent auditor must be submitted to the Registrant’s Chief Financial Officer (“CFO”) and must include a detailed description of the services proposed to be rendered. The CFO will determine whether such services: (1) require specific pre-approval; (2) are included within the list of services that have received the general pre-approval of the Audit Committee pursuant to the Policy; or (3) have been previously pre-approved in connection with the independent auditor’s annual engagement letter for the applicable year or otherwise. In any instance where services require pre-approval, the Audit Committee will consider whether such services are consistent with SEC’s rules and whether the provision of such services would impair the auditor’s independence.

Requests or applications to provide services that require specific pre-approval by the Audit Committee will be submitted to the Audit Committee by the CFO. The Audit Committee will be informed by the CFO on a quarterly basis of all services rendered by the independent auditor. The Audit Committee has delegated specific pre-approval authority to either the Audit Committee Chair or financial expert; provided, that the estimated fee for any such proposed pre-approved service does not exceed $100,000 and any pre-approval decisions are reported to the Audit Committee at its next regularly-scheduled meeting.

Services that have received the general pre-approval of the Audit Committee are identified and described in the Policy. In addition, the Policy sets forth a maximum fee per engagement with respect to each identified service that has received general pre-approval.

All services to be provided by the independent auditor shall be provided pursuant to a signed written engagement letter with the Registrant, the investment adviser, or applicable control affiliate (except that matters as to which an engagement letter would be impractical because of timing issues or because the matter is small may not be the subject of an engagement letter) that sets forth both the services to be provided by the independent auditor and the total fees to be paid to the independent auditor for those services.

In addition, the Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Registrant, such as reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Registrant, and discussing with the independent auditor its methods and procedures for ensuring independence.

(e)(2)    Percentage of fees billed by E&Y applicable to non-audit services pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) were as follows:

	2017	2016
Audit-Related Fees	N/A	N/A
Tax Fees	N/A	N/A
All Other Fees	N/A	N/A

(e)(2)    Percentage of fees billed by PwC applicable to non-audit services pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) were as follows:

	2017	2016
Audit-Related Fees	N/A	N/A
Tax Fees	N/A	N/A
All Other Fees	N/A	N/A

(f)    Not applicable.

(g)    The aggregate non-audit fees and services billed by EY for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal years were $64,476 and $0 for 2017 and 2016, respectively.

(g)     The aggregate non-audit fees and services billed by PwC for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal years were $284,031 and $302,970 for 2017 and 2016, respectively.

(h)    During the past fiscal year, all non-audit services provided by the Registrant’s principal accountant to either the Registrant’s investment adviser or to any entity controlling, controlled by, or under common control with the Registrant’s investment adviser that provides ongoing services to the Registrant were pre-approved by the Audit Committee of Registrant’s Board of Trustees. Included in the Audit Committee’s pre-approval was the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6.	Schedule of Investments

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not applicable. Effective for closed-end management investment companies for fiscal years ending on or after December 31, 2005

Item 9.	Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 11.	Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures, as defined in Rule 30a-3(c) under the Act (17 CFR §270.30a-3(c)) as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR §270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR §270.30a-15(b) or §240.15d-15(b)).

(b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR §270.3a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Items 12.	Exhibits.

(a)(1) Code of Ethics attached hereto.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR §270.30a-2(a)), is filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR §270.30a-2(b)) also accompany this filing as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Advisors’ Inner Circle Fund III

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie
President

Date: December 7, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie
President

Date: December 7, 2017

By (Signature and Title)	/s/ Stephen Connors
Stephen Connors
Treasurer, Controller, and Chief Financial Officer

Date: December 7, 2017